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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2005


                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its Charter)



        Michigan                    000-230-661           38-3317208
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(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)       Identification No.)


      30142 Wixom Road, Michigan                               48334
      --------------------------                          --------------
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009


                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 26, 2005, the shareholders of Rockwell Medical Technologies, Inc. ("Rockwell"), approved an amendment of the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "Plan") that increased the number of Rockwell common shares with respect to which stock options may be granted under the Plan from 3,900,000 common shares to 4,500,000 common shares in the aggregate. Employees, officers and directors of Rockwell are eligible to receive stock options under the Plan.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS.

         The following exhibit is filed with this Form 8-K:

         Exhibit  Description
         -------  ------------
         10.1 Rockwell Medical Technologies, Inc. 1997 Stock Option Plan, incorporated by reference to Rockwell's Proxy Statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 21, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date:  May 26, 2005             By: /s/ Robert L. Chioini
                                    ------------------------------------------
                                      Robert L. Chioini
                                      President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
10.1            Rockwell Medical Technologies, Inc. 1997 Stock Option Plan,
                incorporated by reference to Rockwell's Proxy Statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 21, 2005



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